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Exhibit (a)(2)

        FIBERTOWER CORPORATION

LETTER OF TRANSMITTAL AND CONSENT

relating to tender of

9.00% CONVERTIBLE SENIOR SECURED NOTES DUE 2012
(CUSIP NUMBERS 31567R AC 4 and 31567R AA 8)

in exchange for

9.00% MANDATORILY REDEEMABLE CONVERTIBLE SENIOR SECURED NOTES DUE 2012

and

CONSENT SOLICITATION

The time by which holders must tender existing 9.00% Convertible Senior Secured Notes due 2012 (the "Existing Notes") in order to receive the consideration described in the accompanying Offering Memorandum and Consent Solicitation Statement and this Letter of Transmittal and Consent is 5:00 P.M., New York City time, on December 1, 2009, unless extended (the "Expiration Time"). Holders may withdraw tendered Existing Notes at any time prior to the Expiration Time, but may not do so after the Expiration Time.

Deliver to the Exchange Agent:

D. F. KING & CO., INC.

By Hand Delivery, Overnight Courier or Mail:	By Facsimile Transmission (for Eligible Institutions only):
48 Wall Street, 22ndFloor New York, New York 10005 Attention: Mark Fahey	(212) 809-8838 Attention: Mark Fahey Confirm by telephone: (212) 232-2228

        Delivery of this instrument to an address other than as set forth above or transmission of instructions via a facsimile number other than the one listed above will not constitute a valid delivery. The instructions accompanying this Letter of Transmittal and Consent (this "Letter of Transmittal") should be read carefully before this Letter of Transmittal is completed.

        Fibertower Corporation is offering to consummate the exchange offer in reliance on the exemption from the registration requirements of the Securities Act of 1933, as amended, afforded by Section 3(a)(9) thereof and an exemption from state securities law requirements by virtue of Section 18(b)(4)(C) of the Securities Act.

        The offer to consummate the exchange offer is not being made to, nor will we accept tenders of Existing Notes from, holders in any jurisdiction in which the exchange offer or acceptance thereof would not be in compliance with the securities or "blue sky" laws of such jurisdiction.

        FiberTower Corporation ("FiberTower" or the "Company") is offering to exchange all properly tendered and accepted Existing Notes for 9.00% Mandatorily Redeemable Convertible Senior Secured Notes due 2012 (the "Interim Notes"). Subject to the terms and conditions of the exchange offer and consent solicitation described in the accompanying Offering Memorandum and Consent Solictation Statement dated October 26, 2009 (the "Offering Memorandum"), in exchange for each $1,000 principal amount of Existing Notes that is tendered and accepted, each holder of Existing Notes (each, a "Holder" and collectively, the "Holders") will receive $1,000 principal amount of Interim Notes. No amounts will be paid in connection with such tender for any accrued and unpaid interest on the Existing Notes, but interest will be payable on the Interim Notes from the date of the interest payment on the Existing Notes immediately preceding the consummation of the exchange offer. The Interim Notes issued in exchange for Existing Notes are sometimes referred to in this Letter of Transmittal as the "exchange consideration." The exchange of the Existing Notes for the exchange consideration, as contemplated by the Offering Memorandum, is referred to in this Letter of Transmittal as the "exchange offer."

        Interim notes will be issued in minimum denominations of $1,000 and whole multiples of $1,000 in excess thereof; provided that any Holder may tender all Existing Notes held by such Holder, even if the aggregate principal amount of those Existing Notes is not a multiple of $1,000.

        Certain terms used but not otherwise defined in this Letter of Transmittal have the respective meanings given to them in the Offering Memorandum.

        This Letter of Transmittal is to be used to tender Existing Notes in the exchange offer if such Existing Notes are to be tendered by effecting a book-entry transfer into the Exchange Agent's account at The Depository Trust Company ("DTC") and instructions are not being transmitted through DTC's Automated Tender Offer Program ("ATOP"). Unless you intend to tender Existing Notes through ATOP, you should complete, execute and deliver this Letter of Transmittal to indicate the action you desire to take with respect to the exchange offer.

        Holders of Existing Notes tendering Existing Notes by book-entry transfer to the Exchange Agent's account at DTC may execute the tender through ATOP, and in that case need not complete, execute and deliver this Letter of Transmittal. DTC participants accepting the exchange offer may transmit their acceptance to DTC, which will verify the acceptance and execute a book-entry delivery to the Exchange Agent's account at DTC. DTC will then send an "agent's message" (as more fully described below) to the Exchange Agent for its acceptance. Delivery of the agent's message by DTC will satisfy the terms of the exchange offer as to execution and delivery of a Letter of Transmittal by the DTC participant identified in the agent's message.

        By tendering Existing Notes pursuant to the exchange offer, Holders will confirm their consent to certain proposed amendments to the Existing Indenture and the Collateral Agreements, as set forth in the Offering Memorandum (and of which a summary description is set forth in Annex B to this Letter of Transmittal) (the "Proposed Amendments"). Accordingly, the completion, execution and delivery of this Letter of Transmittal (or the delivery by DTC of an agent's message in lieu thereof) constitutes confirmation of a consent to the Proposed Amendments with respect to the tendered Existing Notes.

        Subject to the terms and conditions of the exchange offer and applicable law, FiberTower will deposit with the Exchange Agent, as more fully described in the Offering Memorandum, Interim Notes (in book-entry form) representing the exchange consideration.

        Assuming the conditions to the exchange offer are satisfied or waived, FiberTower will issue Interim Notes in book-entry form promptly following the Expiration Time.

        The Exchange Agent will act as agent for the tendering Holders for the purpose of (a) receiving the Interim Notes from FiberTower and (b) delivering Interim Notes (in book-entry form) to or at the direction of those Holders. The Exchange Agent will make these deliveries on the same day it receives the Interim Notes with respect to Existing Notes accepted for exchange, or as soon thereafter as practicable.

        The term "Holder" with respect to the exchange offer and the related consents to the Proposed Amendments means any person in whose name Existing Notes are registered on the books of FiberTower or any other person who has obtained a properly completed bond power from the registered holder. The undersigned has completed, executed and delivered this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the exchange offer and the Proposed Amendments. Holders who wish to tender their Existing Notes must complete this Letter of Transmittal in its entirety.

        If you are a beneficial owner of Existing Notes that are registered in the name of a broker, dealer, commercial bank, trust company or other nominee, this Letter of Transmittal is being furnished to you for your information only. If you desire to have such Existing Notes tendered in the exchange offer or to consent to the Proposed Amendments, you must contact your nominee and instruct the nominee to tender such Existing Notes and confirm the related consents on your behalf. You may use the "Beneficial Owner Instruction Letter" attached to this Letter of Transmittal as Annex C for this purpose.

        Please read the entire Letter of Transmittal and the Offering Memorandum carefully before completing this Letter of Transmittal.

        The instructions included with this Letter of Transmittal must be followed. Questions and requests for assistance and requests for copies of the Offering Memorandum and additional copies of this Letter of Transmittal and copies of the instruments setting forth the Proposed Amendments to the Existing Indenture and the Collateral Agreements) may be directed to D. F. King & Co., Inc., as the Information Agent at the following address and telephone number:

D. F. King & Co., Inc.

48 Wall Street
New York, New York 10005
Banks and Brokers, Call Collect:
(212) 269-5550
All Others Call Toll-Free:
(800) 714-3313
fibertower@dfking.com

        To effect a valid tender of Existing Notes through the completion, execution and delivery of this Letter of Transmittal, the undersigned must complete the table entitled "Description of Existing Notes Tendered and in Respect of which Consent is Confirmed" below and sign this Letter of Transmittal where indicated.

        The Interim Notes will be delivered only in book-entry form through DTC and only to the DTC account of the undersigned or the undersigned's custodian as specified in the table below. Assuming the conditions to the exchange offer are satisfied or waived, FiberTower will issue Interim Notes in book-entry form promptly following the Expiration Time. Failure to provide the information necessary to effect delivery of Interim Notes will render a tender defective and FiberTower will have the right, which it may waive, to reject such tender.

        List below the Existing Notes to which this Letter of Transmittal relates. If the space below is inadequate, list the registered numbers and principal amounts on a separate signed schedule and affix the list to this Letter of Transmittal.

DESCRIPTION OF EXISTING NOTES TENDERED AND IN RESPECT
OF WHICH CONSENT IS CONFIRMED

Name(s) and Address(es) of Registered Holder(s) Exactly as Name(s) Appear(s) on Existing Notes.	Tendered Existing Note(s)

	Certificate Number*	Total Principal Amount Held	Principal Tendered**

*	The certificate number need not be provided by book-entry holders.
**	Unless otherwise indicated, any tendering holder of Existing Notes will be deemed to have tendered the entire aggregate principal amount represented by such Existing Notes. All tenders will be accepted only in integral multiples of $1,000, except that any holder may tender all Existing Notes held by such holder, even if the aggregate principal amount of those Existing Notes is not a multiple of $l,000.

☐
CHECK HERE IF TENDERED EXISTING NOTES ARE ENCLOSED HEREWITH.

☐
CHECK HERE IF TENDERED EXISTING NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH DTC AND COMPLETE THE FOLLOWING (FOR USE BY ELIGIBLE INSTITUTIONS ONLY):

Name of Tendering Institution:

Account Number:

Transaction Code Number:

        By crediting the Existing Notes to the Exchange Agent's account at DTC using the Automated Tender Offer Program ("ATOP") and by complying with applicable ATOP procedures with respect to the exchange offer, including, if applicable, transmitting to the Exchange Agent an agent's message in which the Holder of the Existing Notes acknowledges and agrees to be bound by the terms of, and makes the representations and warranties contained in, this Letter of Transmittal, the participant in DTC confirms on behalf of itself and the beneficial owners of such Existing Notes all provisions of this Letter of Transmittal (including all representations and warranties) applicable to it and such beneficial owner as fully as if it had completed the information required herein and executed and transmitted this Letter of Transmittal to the Exchange Agent.

SIGNATURES MUST BE PROVIDED BELOW
PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

        The undersigned hereby (a) tenders to FiberTower, upon the terms and subject to the conditions set forth in the Offering Memorandum and this Letter of Transmittal (collectively, the "Terms and Conditions"), receipt of which is hereby acknowledged, the principal amount or amounts of Existing Notes indicated in the table above entitled "Description of Existing Notes Tendered and in Respect of which Consent is Confirmed" (or, if nothing is indicated therein, with respect to the entire aggregate principal amount represented by the Existing Notes indicated in such table) and (b) confirms the undersigned's consent, with respect to such principal amount or amounts of Existing Notes, to (i) the Proposed Amendments to the Existing Indenture and the Collateral Agreements (of which a summary description is set forth in Annex B to this Letter of Transmittal) and (ii) the execution and delivery of the instruments effecting such Proposed Amendments, in each case, as described in the Offering Memorandum.

        Tenders of Existing Notes may be withdrawn prior to the Expiration Time. Any Existing Note withdrawn pursuant to the terms of the exchange offer will not be considered tendered for any purpose unless and until such Existing Note is again tendered pursuant to this exchange offer.

        The undersigned understands that FiberTower's obligations to consummate the exchange offer for Existing Notes are conditioned on, among other things, the receipt of confirmations of consent to the Proposed Amendments to the Existing Indentures and the Collateral Agreements from the holders of a majority in principal amount of the Existing Notes outstanding under the Existing Indenture (the "Consent Confirmation Condition"), although FiberTower will be free to waive this or any other condition with respect to the exchange offer.

        The undersigned understands that, upon the terms and subject to the conditions of the exchange offer, Existing Notes properly tendered and accepted will be exchanged for the exchange consideration. The undersigned understands that, under certain circumstances, FiberTower may not be required to accept any of the Existing Notes tendered (including any such Existing Notes tendered after the Expiration Time). If any Existing Notes are not accepted for exchange for any reason, such unexchanged Existing Notes will be returned without expense to the undersigned's account at DTC or such other account as designated herein pursuant to the book-entry transfer procedures described in this Letter of Transmittal (including without limitation under the heading "Instructions Forming Part of the Terms and Conditions of the Exchange Offer") as promptly as practicable after the expiration or termination of the exchange offer.

        Subject to, and effective upon, acceptance for exchange of, and payment for, the principal amount of Existing Notes tendered hereby upon the terms and subject to the conditions of the exchange offer, the undersigned hereby:

  (1)
  sells, assigns and transfers to or upon the order of FiberTower, all right, title and interest in and to, and any and all claims in respect of or arising or having arisen as a result of the undersigned's status as a holder of, such Existing Notes;

  (2)
  waives any and all rights with respect to such Existing Notes (including any existing or past defaults and their consequences in respect of such Existing Notes); and

  (3)
  releases and discharges FiberTower and the trustee under the Existing Indenture from any and all claims the undersigned may have now or in the future, arising out of or related to such Existing Notes, including any claims that the undersigned is entitled to receive additional principal or interest payments with respect to such Existing Notes (other than as expressly provided in the Offering Memorandum and in this Letter of Transmittal) or to participate in any redemption or defeasance of such Existing Notes.

        The undersigned understands that tenders of Existing Notes pursuant to any of the procedures described in this Letter of Transmittal (including without limitation under the heading "Instructions Forming Part of the Terms and Conditions of the Exchange Offer"), if and when accepted by FiberTower, will constitute a binding agreement between the undersigned and FiberTower upon the Terms and Conditions.

        The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as the true and lawful agent and attorney-in-fact of the undersigned with respect to the Existing Notes tendered hereby (with full knowledge that the Exchange Agent also acts as the agent of FiberTower) with full powers of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to:

  (1)
  transfer ownership of such Existing Notes on the account books maintained by DTC together with all accompanying evidences of transfer and authenticity to or upon the order of FiberTower;

  (2)
  present such Existing Notes for transfer of ownership on the books of FiberTower;

  (3)
  deliver to FiberTower and the trustee under the Existing Indenture this Letter of Transmittal as confirmation of the undersigned's consent to the Proposed Amendments to the Existing Indenture and the Collateral Agreements, and as certification that the Consent Confirmation Condition has been satisfied; and

  (4)
  receive all benefits and otherwise exercise all rights of beneficial ownership of such Existing Notes,

all in accordance with the terms of the exchange offer, as set forth in the Offering Memorandum and this Letter of Transmittal.

        All authority conferred or agreed to be conferred by this Letter of Transmittal shall not be affected by, and shall survive, the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, trustees in bankruptcy, personal and legal representatives, successors and assigns of the undersigned.

        The undersigned hereby represents, warrants and agrees as follows:

  (1)
  The undersigned (i) has full power and authority to tender the Existing Notes tendered hereby and to sell, assign and transfer all right, title and interest in and to such Existing Notes and (ii) has full power and authority to consent to the Proposed Amendments to the Existing Indenture and the Collateral Agreements.

  (2)
  The Existing Notes being tendered hereby were owned as of the date of tender, free and clear of any liens, charges, claims, encumbrances, interests and restrictions of any kind, and upon acceptance of such Existing Notes by FiberTower, FiberTower will acquire good, indefeasible and unencumbered title to such Existing Notes, free and clear of all liens, charges, claims, encumbrances, interests and restrictions of any kind, when the same are accepted by FiberTower.

  (3)
  The undersigned will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or FiberTower to be necessary or desirable to complete the sale, assignment and transfer of the Existing Notes tendered hereby, to perfect the undersigned's consent to the Proposed Amendments or to complete the execution and delivery of the instruments effecting such Proposed Amendments.

  (4)
  The exchange offer is being made to you in reliance on an exemption from registration provided by Section 3(a)(9) of the Securities Act and an exemption from state securities law requirements by virtue of Section 18(b)(4)(C) of the Securities Act. As a result, the Interim Notes we issue to you in exchange for your Existing Notes may be subject to transfer restrictions. If the Existing Notes you tender in the exchange are freely tradable, the Interim Notes can be transferred freely. If, however, any or all of the Existing Notes you tender are subject to transfer restrictions, for example by virtue of your being an "affiliate" of the Company, within the meaning of Rule 144 under the Securities Act, the Interim Notes will be subject to the same transfer restrictions such Existing Notes were subject to immediately prior to being tendered.

  (5)
  The Interim Notes will bear any restrictive or other legends required by the indenture governing the Interim Notes.

        The undersigned acknowledges that:

  (1)
  None of FiberTower, the Exchange Agent, or any person acting on behalf of any of the foregoing has made any statement, representation, or warranty, express or implied, to it with respect to FiberTower or the offer or sale of any Interim Notes, other than the information included in the Offering Memorandum and this Letter of Transmittal (in each case, as may be amended or supplemented prior to the Expiration Time).

  (2)
  Any information it desires concerning FiberTower and the Interim Notes or any other matter relevant to its decision to participate in the exchange offer is or has been made available to the undersigned.

  (3)
  FiberTower will rely upon the truth and accuracy of the acknowledgements, representations and agreements set forth herein.

  (4)
  The terms and conditions of the exchange offer and the consents to the Proposed Amendments to the Existing Indenture and the Collateral Agreements shall be deemed to be incorporated in, and form a part of, this Letter of Transmittal, which shall be read and construed accordingly.

  (5)
  Your right to withdraw Existing Notes tendered (and also thereby revoke the consent deemed delivered with such Existing Notes) will expire at the Expiration Time. A withdrawal of Existing Notes can only be accomplished in accordance with the procedures described in the section entitled "General Terms of the Exchange Offer and Consent Solicitation—Withdrawal of Tenders; Revocation of Consents" in the Offering Memorandum.

        Unless otherwise indicated under "Special Issuance Instructions," please credit the DTC account specified therein for any book-entry transfers of Existing Notes not accepted for exchange. If the "Special Issuance and Payment Instructions" are completed, please credit the DTC account specified for any book-entry transfers of Existing Notes not accepted for exchange, in the name of the person or account indicated under "Special Issuance Instructions."

        If both the "Special Issuance Instructions" and "Special Delivery Instructions" are completed, please credit the DTC account for any book-entry transfers of Existing Notes not accepted for exchange, in the name(s) or account(s) of the person(s) and at the address indicated under "Special Issuance Instructions" and "Special Delivery Instructions."

        The undersigned recognizes that FiberTower has no obligations under the "Special Issuance Instructions" or the "Special Delivery Instructions" provisions of this Letter of Transmittal to effect the transfer of any Existing Notes from the holder(s) thereof if FiberTower does not accept for exchange any of the principal amount of the Existing Notes tendered pursuant to this Letter of Transmittal.

        The acknowledgments, representations, warranties and agreements of a holder tendering Existing Notes will be deemed to be repeated and reconfirmed on and as of the Expiration Time and the effective date of any exchange.

  SPECIAL ISSUANCE INSTRUCTIONS
  (See Instructions 2, 4 and 5)

  To be completed ONLY (i) if certificates for Existing Notes not accepted for exchange are to be issued in the name of someone other than the undersigned, or (ii) if Existing Notes tendered by book-entry transfer that are not accepted for exchange are to be returned by credit to an account maintained at DTC other than the account indicated above.

  Issue Existing Notes to:

Name:	(Please print or type)
Address:

(Include Zip Code)
(Tax identification or social security number)
(Please also complete Substitute Form W-9)

☐	Credit unexchanged Existing Notes delivered by book-entry transfer to DTC account number set forth below:
DTC account number:

  SPECIAL DELIVERY INSTRUCTIONS
  (See Instructions 2, 4 and 5)

  To be completed ONLY if certificates for Existing Notes not accepted for exchange are to be mailed or delivered to someone other than the undersigned, or to the undersigned at an address other than that shown in "Description of Existing Notes Tendered and in Respect of which Consent is Confirmed."

  Mail or deliver Existing Notes to:

Name:	(Please print or type)
Address:

(Include Zip Code)
(Tax identification or social security number)

IMPORTANT:
PLEASE SIGN HERE
WHETHER OR NOT EXISTING NOTES ARE BEING PHYSICALLY TENDERED HEREBY
(COMPLETE ACCOMPANYING SUBSTITUTE FORM W-9)

        By completing, executing and delivering this Letter of Transmittal, the undersigned hereby tenders, and confirms its consent to the Proposed Amendments to the Existing Indenture and the Collateral Agreements (and to the execution and delivery of the instruments effecting such amendments) with respect to, the principal amount of Existing Notes indicated in the table above entitled "Description of Existing Notes Tendered and in Respect of which Consent is Confirmed."

  SIGNATURE(S) REQUIRED
  Signature(s) of Registered Holder(s) of Existing Notes

X
X

Dated:	, 2009

          (The above lines must be signed by the registered holder(s) of Existing Notes as name(s) appear(s) on the Existing Notes or on a security position listing, or by person(s) authorized to become registered holder(s) by a properly completed bond power from the registered holder(s), a copy of which must be transmitted with this Letter of Transmittal. If Existing Notes to which this Letter of Transmittal relate are held of record by two or more joint holders, then all such holders must sign this Letter of Transmittal. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, then such person must set forth his or her full title below and, unless waived by FiberTower, submit evidence satisfactory to FiberTower of such person's authority so to act.

          See Instruction 4 regarding the completion of this Letter of Transmittal, printed below.)

Name:	(PLEASE PRINT OR TYPE)
Capacity:
Address:	(INCLUDE ZIP CODE)

Area Code and Telephone Number:

SIGNATURE(S) GUARANTEED (IF REQUIRED)
See Instruction 4.

Certain signatures must be guaranteed by an eligible institution.
Signature(s) guaranteed by an eligible institution:
Authorized Signature
Title
Name of Firm
(Address, Including Zip Code)
(Area Code and Telephone Number)

Dated:	, 2009

INSTRUCTIONS
FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER

        1.    Procedures for Tendering.

        The procedures by which you may tender or cause to be tendered Existing Notes will depend upon the manner in which you hold the Existing Notes, as described below.

  Existing Notes Held Through a Nominee

        If you are a beneficial owner of Existing Notes that are registered in the name of a broker, dealer, commercial bank, trust company or other nominee, this Letter of Transmittal is being furnished to you for your information only. If you desire to have such Existing Notes tendered in the exchange offer, you must contact your nominee and instruct the nominee to tender such Existing Notes and confirm the related consents on your behalf. You may use the "Beneficial Owner Instruction Letter" attached to this Letter of Transmittal as Annex C for this purpose.

  Existing Notes Held with DTC

        Pursuant to authority granted by DTC, if you are a DTC participant that has Existing Notes credited to your DTC account and thereby held of record by DTC's nominee, you may directly tender your Existing Notes and confirm the related consents as if you were the "record" or "registered" holder. Accordingly, references herein to "registered holders" and "record holders" include DTC participants with Existing Notes credited to their accounts. The Exchange Agent will make available its general participant account at DTC for the Existing Notes for purposes of the exchange offer.

        Any participant in DTC may tender Existing Notes and confirm the related consents by effecting a book-entry transfer of the Existing Notes to be tendered in the exchange offer into the account of the Exchange Agent at DTC and either (1) electronically transmitting its acceptance of the exchange offer through DTC's ATOP procedures for transfer; or (2) completing and signing this Letter of Transmittal and delivering it, together with any signature guarantees and other required documents, to the Exchange Agent at its address on the front cover page of this Letter of Transmittal, in either case before the Expiration Time.

        If ATOP procedures are followed, DTC will verify each acceptance transmitted to it, execute a book-entry delivery to the Exchange Agent's account at DTC and send an agent's message to the Exchange Agent. An "agent's message" is a message, transmitted by DTC to and received by the Exchange Agent and forming part of a book-entry confirmation, which states that DTC has received an express acknowledgement from a DTC participant tendering Existing Notes that the participant has received and agrees to be bound by the terms of this Letter of Transmittal and that FiberTower may enforce the agreement against the participant. DTC participants following this procedure should allow sufficient time for completion of the ATOP procedures prior to the Expiration Time.

  Delivery of Letter of Transmittal

        This Letter of Transmittal is to be completed by holders either if certificates are to be forwarded herewith or if tenders of Existing Notes are to be made by book-entry transfer to the Exchange Agent's account at DTC and instructions are not being transmitted through ATOP.

        Certificates for all physically tendered Existing Notes or a confirmation of a book-entry transfer into the Exchange Agent's account at DTC of all Existing Notes delivered electronically, as well as a properly completed and duly executed Letter of Transmittal (or a manually signed facsimile thereof) or properly transmitted agent's message, and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at its address set forth herein before the Expiration Time.

        Delivery of a Letter of Transmittal to DTC will not constitute valid delivery to the Exchange Agent. No Letter of Transmittal should be sent to FiberTower or DTC.

        The method of delivery of this Letter of Transmittal and all other required documents, including delivery through DTC and any acceptance or agent's message delivered through ATOP is at the option and risk of the tendering holder. If delivery is by mail, registered mail with return receipt requested, properly insured is recommended. Instead of delivery by mail, it is recommended that the holder use an overnight or hand-delivery service. In all cases, sufficient time should be allowed to ensure timely delivery.

        Neither FiberTower nor the Exchange Agent is under any obligation to notify any tendering holder of FiberTower's acceptance of tendered Existing Notes prior to the Expiration Time.

        2.    Delivery of New Notes.    New notes will be delivered only in book-entry form through DTC and only to the DTC account of the tendering holder or the tendering holder's custodian. Accordingly, the appropriate DTC participant name and number (along with any other required account information) to permit such delivery must be provided in the table entitled "Description of Existing Notes Tendered and in Respect of which Consent is Confirmed." Failure to do so will render a tender of Existing Notes defective and FiberTower will have the right, which it may waive, to reject such tender. Holders who anticipate tendering by a method other than through DTC are urged to promptly contact a bank, broker or other intermediary (that has the facility to hold securities custodially through DTC) to arrange for receipt of any Interim Notes delivered pursuant to the exchange offer and to obtain the information necessary to complete the table.

        3.    Amount of Tenders.    Tenders of Existing Notes will be accepted only in principal amounts of $1,000 or integral multiples thereof, except that any Holder may tender all Existing Notes held by such Holder, even if the aggregate principal amount of those Existing Notes is not a multiple of $1,000. Book-entry transfers to the Exchange Agent should be made in the exact principal amount of Existing Notes tendered in respect of which a consent is confirmed.

        4.    Signatures on Letter of Transmittal, Instruments of Transfer, Guarantee of Signatures.    For purposes of this Letter of Transmittal each of the terms "registered holder" and "record holder" means an actual owner of record as well as any DTC participant that has Existing Notes credited to its DTC account. Except as otherwise provided below, all signatures on this Letter of Transmittal must be guaranteed by a recognized participant in the Securities Transfer Agents Medallion Program, the NYSE Medallion Signature Program or the Stock Exchange Medallion Program (each, a "Medallion Signature Guarantor"). Signatures on this Letter of Transmittal need not be guaranteed if:

  •
  this Letter of Transmittal is signed by a participant in DTC whose name appears on a security position listing of DTC as the owner of the Existing Notes and the holder(s) has/have not completed either of the boxes entitled "Special Issuance Instructions" or "Special Delivery Instructions" on this Letter of Transmittal; or

  •
  the Existing Notes are tendered for the account of an eligible institution.

An eligible institution is one of the following firms or other entities identified in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended (as the terms are defined in such Rule):

  •
  a bank,

  •
  a broker dealer municipal securities dealer, municipal securities broker government securities dealer or government securities broker,

  •
  a credit union,

  •
  a national securities exchange, registered securities association or clearing agency, or

  •
  a savings institution that is a participant in a Securities Transfer Association recognized program.

        If any of the Existing Notes tendered are held by two or more registered holders, all of the registered holders must sign this Letter of Transmittal.

        FiberTower will not accept any alternative, conditional, irregular or contingent tenders. By executing this Letter of Transmittal (or a facsimile thereof) or directing DTC to transmit an agent's message, you waive any right to receive any notice of the acceptance of your Existing Notes for exchange.

        If this Letter of Transmittal or instruments of transfer are signed by trustees, executors, administrators, guardians or attorneys-in-fact, officers of corporations or other acting in a fiduciary or representative capacity, such persons should so indicate when signing and, unless waived by FiberTower, evidence satisfactory to FiberTower of their authority to so act must be submitted with this Letter of Transmittal.

        If you are a beneficial owner of Existing Notes that are registered in the name of a broker, dealer, commercial bank, trust company or other nominee, this Letter of Transmittal is being furnished to you for your information only. If you desire to have such Existing Notes tendered in the exchange offer, you must contact your nominee and instruct the nominee to tender such Existing Notes and confirm the related consents on your behalf. You may use the "Beneficial Owner Instruction Letter" attached to this Letter of Transmittal as Annex C for this purpose.

        5.    Special Issuance and Delivery Instructions.    If the Interim Notes are to be registered in the name of a person or delivered to a person or to an address other than as indicated in the table entitled "Description of Existing Notes Tendered and in Respect of which Consent is Confirmed," the signer of this Letter of Transmittal should complete the "Special Issuance Instructions" and/or "Special Delivery Instructions" boxes on this Letter of Transmittal. All Existing Notes tendered by book-entry transfer and not accepted for exchange will otherwise be returned by crediting the account at DTC designated above for which Existing Notes were delivered.

        6.    Transfer Taxes.    FiberTower will pay all transfer taxes, if any, applicable to the transfer and sale of Existing Notes to FiberTower in the exchange offer. If transfer taxes are imposed for any other reason, the amount of those transfer taxes, whether imposed on the registered holder or any other persons, will be payable by the tendering holder. Other reasons transfer taxes could be imposed include:

  •
  if Interim Notes in book-entry form are to be registered or issued in the name of any person other than the person signing this Letter of Transmittal, or

  •
  if tendered Existing Notes are registered in the name of any person other than the person signing this Letter of Transmittal.

        If satisfactory evidence of payment of or exemption from those transfer taxes is not submitted with this Letter of Transmittal, the amount of those transfer taxes will be billed directly to the tendering holder and/or withheld from any payments due with respect to the Existing Notes tendered by such holder.

        7.    U.S. Federal Backup Withholding, Tax Identification Number.    U.S. federal income tax law requires that a holder of Existing Notes, whose notes are accepted for exchange, provide the Exchange Agent, as payer, with the holder's correct taxpayer identification number ("TIN") or otherwise establish a basis for an exemption from backup withholding. This information should be provided on Internal Revenue Service ("IRS") Form W-9. In the case of a holder who is an individual, other than a resident alien, the TIN is his or her social security number. For holders other than individuals, the TIN is an employer identification number. Exempt holders, including, among others, all corporations and certain foreign individuals, are not subject to these backup withholding and reporting requirements, but must establish that they are so exempt.

        If a tendering holder does not provide the Exchange Agent with its correct TIN or an adequate basis for an exemption or a completed IRS Form W-8BEN ("Certificate of Foreign Status of Beneficial Owner for United States Tax Withholding"), such holder may be subject to backup withholding on payments made in exchange for any Existing Notes and a penalty imposed by the IRS. Backup withholding is not an additional federal income tax. Rather, the amount of tax withheld will be credited against the federal income tax liability of the holder subject to backup withholding. If backup withholding results in an overpayment of taxes, the taxpayer may obtain a refund from the IRS. Each holder should consult with a tax advisor regarding qualifications for exemption from backup withholding and the procedure for obtaining the exemption.

        To prevent backup withholding, each holder of tendered Existing Notes must either (1) provide a completed IRS Form W-9 and indicate either (a) its correct TIN, or (b) an adequate basis for an exemption, or (2) provide a completed Form W-8BEN.

        FiberTower reserves the right in its sole discretion to take all necessary or appropriate measures to comply with its respective obligations regarding backup withholding.

        8.    Validity of Tenders.    All questions concerning the validity, form, eligibility (including time of receipt), acceptance and withdrawal of tendered Existing Notes will be determined by FiberTower in its sole discretion, which determination will be final and binding. FiberTower reserves the absolute right to reject any and all tenders of Existing Notes not in proper form or any Existing Notes the acceptance for exchange of which may, in the opinion of its counsel, be unlawful. FiberTower also reserves the absolute right to waive any defect or irregularity in tenders of Existing Notes, whether or not similar defects or irregularities are waived in the case of other tendered securities. The interpretation of the terms and conditions of the exchange offer (including this Letter of Transmittal and the instructions hereto) by FiberTower shall be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of Existing Notes must be cured within such time as FiberTower shall determine. None of FiberTower, the Exchange Agent or any other person will be under any duty to give notification of defects or irregularities with respect to tenders of Existing Notes, nor shall any of them incur any liability for failure to give such notification.

        Tenders of Existing Notes will not be deemed to have been made until such defects or irregularities have been cured or waived. Any Existing Notes received by the Exchange Agent that are not validly tendered and as to which the defects or irregularities have not been cured or waived will be returned by the Exchange Agent to the holders, unless otherwise provided in this Letter of Transmittal, as soon as practicable following the Expiration Time or the withdrawal or termination of the exchange offer.

        9.    Waiver of Conditions.    FiberTower reserves the absolute right to amend or waive any of the conditions in the exchange offer concerning any Existing Notes.

        10.    Withdrawal.    Tenders of Existing Notes may be withdrawn prior to the Expiration Time. Any Existing Note withdrawn pursuant to the terms of the exchange offer will not be considered tendered for any purpose unless and until such Existing Note is again tendered pursuant to this exchange offer. A withdrawal of tenders of Existing Notes can only be accomplished in accordance with the procedures described in the section entitled "General Terms of the Exchange Offer and Consent Solicitation—Withdrawal of Tenders; Revocation of Consents" in the Offering Memorandum.

        11.    Requests for Assistance or Additional Copies.    Questions and requests for assistance and requests for copies of the Offering Memorandum and additional copies of this Letter of Transmittal and copies of the instruments setting forth the Proposed Amendments to the Existing Indenture and the Collateral Agreements may be directed to the Information Agent at the following address and telephone number:

D. F. King & Co., Inc.

48 Wall Street
New York, New York 10005
Banks and Brokers, Call Collect:
(212) 269-5550
All Others Call Toll-Free:
(800) 714-3313
fibertower@dfking.com

        In order to tender, a holder of Existing Notes should send or deliver a properly completed and signed Letter of Transmittal and any other required documents to the Exchange Agent at its address set forth below or tender pursuant to DTC's Automated Tender Offer Program.

The Exchange Agent for the exchange offer is:

D. F. KING & CO., INC.

By Hand Delivery, Overnight Courier or Mail:	By Facsimile Transmission (for Eligible Institutions only):
48 Wall Street, 22ndFloor New York, New York 10005 Attention: Mark Fahey	(212) 809-8838 Attention: Mark Fahey Confirm by telephone: (212) 232-2228

PAYER'S NAME: D. F. King & Co., Inc.

SUBSTITUTE FORM W-9 Department of the Treasury Internal Revenue Service	Part 1—PLEASE PROVIDE YOUR TAXPAYER IDENTIFICATION NUMBER (TIN) IN THE BOX AT RIGHT AND CERTIFY BY SIGNING AND DATING BELOW	Social security number(s) or Employer identification number(s)

Part 2—Exempt Payee
	Please mark the box at right if you are exempt from backup withholding. See "Guidelines for Certification of Taxpayer Identification Number on Substitute W-9" attached hereto as Annex A to determine if you are exempt.	☐ Exempt from backup withholding

Payer's Request for Taxpayer Identification Number (TIN) and Certification
Part 3—Certification
Under penalty of perjury I certify that:
(1) The number shown on this form is my current taxpayer identification number (or, as indicated in part 4, I am waiting for a number to be issued to me),
(2) I am not subject to backup withholding because I am exempt from backup withholding, I have not been notified by the Internal Revenue Service (the "IRS") that I am subject to backup withholding as a result of failure to report all interest or dividends, or the IRS has notified me that I am no longer subject to backup withholding, and

	(3) I am a U.S. person (including a U.S. resident alien).	Part 4 Awaiting TIN ☐

Certification instructions—You must cross out item (2) in Part 3 above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return.

Signature	Date

Name	(Please Print)

Address

City	State	Zip Code

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED
THE BOX IN PART 4 OF THE SUBSTITUTE FORM W-9

PAYER'S NAME: D. F. King & Co., Inc.
CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

            I certify, under penalties of perjury, that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number before payment is made, a portion of such reportable payment will be withheld.

Signature	Date

NOTE:	FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 28% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE EXCHANGE TRANSACTION. PLEASE REVIEW THE ENCLOSED "GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9" ATTACHED HERETO AS ANNEX A FOR ADDITIONAL DETAILS.

ANNEX A

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
NUMBER ON SUBSTITUTE FORM W-9

        Guidelines for Determining the Proper Identification Number to Give the Payer. Social Security numbers have nine digits separated by two hyphens: i.e., 000-00-0000. Employer identification numbers have nine digits separated by only one hyphen: i.e., 00-0000000. The table below will help determine the number to give the payer.

For this Type of Account:		Give the SOCIAL SECURITY number of:

1.	Individual	The individual
2.	Two or more individuals (joint account)	The actual owner of the account or, if combined funds, the first individual on the account(1)
3.	Husband and wife (joint account)	The actual owner of the account or, if joint funds, the first individual on the account(1)
4.	Custodian account of a minor (Uniform Gift to Minors Act)	The minor (2)
5.	Adult and minor (joint account)	The adult or, if the minor is the only contributor, the minor (1)
6.	Account in the name of guardian or committee for a designated ward, minor, or incompetent person.	The ward, minor, or incompetent person(3)
7.	a. The usual revocable savings trust (grantor is also trustee)	The grantor-trustee(1)
	b. So-called trust account that is not a legal or valid trust under State law	The actual owner(1)
8.	Sole proprietorship or single-owner LLC	The owner(4)

For this Type of Account:		Give the EMPLOYER IDENTIFICATION number of:

9.	A valid trust, estate, or pension trust	Legal entity (Do not furnish the identifying number of the personal representative or trustee unless the legal entity itself is not designated in the account title.)(5)
10.	Corporation or LLC electing corporate status on Form 8832	The corporation or LLC
11.	Religious, charitable, or educational organization	The organization
12.	Partnership or multi-member LLC not electing corporate status on Form 8832	The partnership or LLC
13.	Association, club, or other tax-exempt organization	The organization
14.	A broker or registered nominee	The broker or nominee
15.	Account with the Department of Agriculture in the name of a public entity (such as a State or local government, school district or prison) that receives agricultural program payments	The public entity

(1)
List first and circle the name of the person whose number you furnish. If only one person on a joint account has a social security number, that person's social security number must be furnished.
(2)
Circle the minor's name and furnish the minor's social security number.
(3)
Circle the ward's, minor's or incompetent person's name and furnish such person's social security number.
(4)
You must show your individual name, but you may also enter your business or "doing business as" name. You may use either your social security number or your employer identification number (if you have one), but the IRS encourages you to use your social security number.
(5)
List first and circle the name of the legal trust, estate, or pension trust.

Note: If no name is circled when there is more than one name listed, the number will be considered to be that of the first name listed.

A-1

Section references are to the Internal Revenue Code.

Obtaining a Number

If you don't have a taxpayer identification number, obtain Form SS-5, Application for a Social Security Number Card, or Form SS-4, Application for Employer Identification Number, at the local office of the Social Security Administration or the Internal Revenue Service (the "IRS") or online at www.ssa.gov and apply for a number. You can apply for an Employer Identification Number by accessing the IRS website at www.irs.gov/business and clicking on Employer Identification Number (EIN) under "Staring a Business."

Payees Exempt from Backup Withholding

The following is a list of payees exempt from backup withholding and for which no information reporting is required. For interest and dividends, all listed payees are exempt except item (9). For broker transactions, payees listed in (1) through (13) and a person registered under the Investment Advisers Act of 1940 who regularly acts as a broker are exempt. Payments subject to reporting under sections 6041 and 6041A are generally exempt from backup withholding only if made to payees described in items (1) through (7), except that a corporation that provides medical and health care services or bills and collects payments for such services is not exempt from backup withholding or information reporting. Only payees described in items (2) through (6) are exempt from backup withholding for barter exchange offers and patronage dividends.

(1)  A corporation.

(2)  An organization exempt from tax under section 501(a) , or an individual retirement plan ("IRA"), or a custodial account under section 403(b)(7) if the account satisfies the requirements of section 401(f)(2).

(3)  The United States or any of its agencies or instrumentalities.

(4)  A State, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities.

(5)  A foreign government or any of its political subdivisions, agencies or instrumentalities.

(6)  An international organization or any of its agencies or instrumentalities.

(7)  A foreign central bank of issue.

(8)  A dealer in securities or commodities required to register in the United States, the District of Columbia, or a possession of the United States.

(9)  A futures commission merchant registered with the Commodity Futures Trading Commission.

(10)  A real estate investment trust.

(11)  An entity registered at all times during the tax year under the Investment Company Act of 1940.

(12)  A common trust fund operated by a bank under section 584(a)

(13)  A financial institution.

(14)  A middleman known in the investment community as a nominee or custodian.

(15)  A trust exempt from tax under section 664 or described in section 4947.

Privacy Act Notice.

Section 6109 requires you to give your correct taxpayer identification number to persons who must file information returns with the IRS to report interest, dividends, and certain other income paid to you, mortgage interest you paid, the acquisition or abandonment of secured property, cancellation of debt, or contributions you made to an IRA or Archer MSA. The IRS uses the numbers for identification purposes and to help verify the accuracy of your tax return. The IRS may also provide this information to the Department of Justice for civil and criminal litigation, and to cities, states, and the District of Columbia to carry out their tax laws. The IRS may also disclose this information to other countries under a tax treaty, or to federal or state agencies to enforce federal non-tax criminal laws and to combat terrorism. You must provide your taxpayer identification number whether or not you are required to file a tax return. Payers must generally withhold 28% under current law on payments of taxable interest, dividends, and certain other payments to a payee who does not furnish a taxpayer identification number to a payer. Certain penalties may also apply.

Penalties.

(1) Penalty for Failure to Furnish Taxpayer Identification Number.    If you fail to furnish your taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

(2) Civil Penalty for False Information with Respect to Withholding.    If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.

(3) Criminal Penalty for Falsifying Information.    Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

(4) Misuse of Taxpayer Identification Numbers.    If the requester discloses or uses taxpayer identification numbers in violation of federal law, the requester may be subject to civil and criminal penalties.

FOR ADDITIONAL INFORMATION CONTACT YOUR TAX
CONSULTANT OR THE INTERNAL REVENUE SERVICE.

A-2

ANNEX B

THE PROPOSED AMENDMENTS

        The descriptions below of the provisions of the Existing Indenture and the Collateral Agreements to be eliminated or modified do not purport to be complete and are qualified in their entirety by reference to (a) the Existing Indenture, (b) the Collateral Agreements, (c) the form of supplemental indenture to the Existing Indentures (which contains the Proposed Amendments to the Existing Indenture) and (d) the form of Collateral Agreement amendments (which collectively contain the Proposed Amendments to the Collateral Agreements) and, in the case of each of (c) and (d), which are to be executed and delivered by the parties thereto in the event the required consents are obtained. The form of supplemental indenture and the amendments to the Collateral Agreement are available upon request in accordance with Instruction 11 of the attached Letter of Transmittal.

        If adopted, the Proposed Amendments to the Existing Indenture would eliminate the following covenants, as well as defaults and events of default related to such covenants, defaults or acceleration of other indebtedness, failure to pay judgments, bankruptcy proceedings, revocations, cancellations or relinquishments of FCC licenses, cessation of full force and effect of the Collateral Agreements, cessation of full force and effect of the guarantees of the Existing Notes, and other provisions contained in the Existing Indenture and would make other changes in the Existing Indenture of a technical or conforming nature, including the deletion of related definitions and cross-references:

  •
  FiberTower's obligation to repurchase the Existing Notes upon the occurrence of designated events (including without limitation a change in control, dissolution or liquidation of FiberTower or the delisting or termination of trading of FiberTower's common stock) [Section 3.08];

  •
  FiberTower's obligation to make an offer to repurchase the Existing Notes with the proceeds of asset sales [Section 3.09];

  •
  FiberTower's obligation to file periodic reports with the U.S. Securities and Exchange Commission and to provide periodic financial information to holders of the Existing Notes (other than as required by Section 314(a) of the Trust Indenture Act of 1939) [Section 5.03];

  •
  FiberTower's obligation to cause its independent public accountants to certify as to FiberTower's compliance with specified provisions of the Existing Indenture [Section 5.04(b)];

  •
  FiberTower's obligation to deliver an officer's certificate upon any officer becoming aware of any default or event of default [Section 5.04(c)];

  •
  obligations of FiberTower and the guarantors of the Existing Notes to pay material taxes, assessments and governmental levies [Section 5.05];

  •
  the waiver by FiberTower and the guarantors of the benefit of stay, extension and usury laws [Section 5.06];

  •
  limitations on the ability of FiberTower and its restricted subsidiaries to:

  •
  make restricted payments [Section 5.07];

  •
  restrict dividends or other payments by restricted subsidiaries [Section 5.08];

  •
  incur additional debt and issue preferred stock [Sections 5.09 and 5.19];

  •
  sell assets, including capital stock of restricted subsidiaries [Section 5.10];

  •
  enter into transactions with affiliates [Section 5.11];

  •
  create liens [Section 5.12];

B-1

    •
    engage in businesses other than those specifically permitted by the Existing Indenture (before giving effect to the Proposed Amendments) [Section 5.13];

    •
    issue and sell capital stock of restricted subsidiaries [Section 5.15];

    •
    maintain insurance [Section 5.16];

    •
    make specified payments for consent [Section 5.17]; and

    •
    merger or consolidate with another company [Article 6];

  •
  FiberTower's obligation to cause newly acquired or created domestic restricted subsidiaries to guarantee the Existing Notes [Section 5.18];

  •
  obligations of FiberTower and the guarantors to take actions to preserve the collateral securing the Existing Notes and the liens related thereto [Sections 5.20 and 5.21];

  •
  FiberTower's obligation to preserve (a) the corporate existence of FiberTower and its subsidiaries and (b) the rights, licenses and franchises of FiberTower and its subsidiaries [Section 5.22]; and

  •
  FiberTower's obligation to deliver an officer's certificate with respect to any required payment of liquidated damages [Section 5.23].

        If adopted, the Proposed Amendments to the Collateral Agreements would result in the security interests securing the obligations under the Interim Notes ranking ahead of the security interests securing the obligations under the Existing Notes, and the Interim Notes will be guaranteed by a future subsidiary to which the Company will be obligated to transfer its existing FCC licenses (subject to FCC approval), which subsidiary will guarantee the Existing Notes on a subordinated basis.

B-2

ANNEX C

BENEFICIAL OWNER INSTRUCTION LETTER
9.00% CONVERTIBLE SENIOR SECURED NOTES DUE 2012
OF
FIBERTOWER CORPORATION

        FiberTower Corporation ("FiberTower" or the "Company") is offering to exchange all properly tendered and accepted 9.00% Convertible Senior Secured Notes due 2012 of FiberTower (the "Existing Notes") for its 9.00% Mandatorily Redeemable Convertible Senior Secured Notes due 2012 (the "Interim Notes"). Subject to the terms and conditions of the exchange offer and consent solicitation described in the accompanying Offering Memorandum and Consent Solicitation Statement dated October 26, 2009 (the "Offering Memorandum"), in exchange for each $1,000 principal amount of Existing Notes that is tendered and accepted, each holder of Existing Notes (each, a "Holder" and collectively, the "Holders") will receive $1,000 principal amount of Interim Notes. No amounts will be paid in connection with such tender for any accrued and unpaid interest on the Existing Notes, but interest will be payable on the Interim Notes from the date of the interest payment on the Existing Notes immediately preceding the consummation of the exchange offer. The Interim Notes issued in exchange for Existing Notes are sometimes referred to in this Letter of Transmittal as the "exchange consideration." The exchange of the Existing Notes for the exchange consideration, as contemplated by the Offering Memorandum, is referred to in this Letter of Transmittal as the "exchange offer."

        Enclosed is a copy of the Letter of Transmittal and Consent (the "Letter of Transmittal") setting forth the procedures for tendering Existing Notes and confirming the related consents in connection with the exchange offer. These materials are being forwarded to you by the undersigned beneficial owner of the Existing Notes held of record by you for the undersigned's account. A tender of such Existing Notes may only be made by you as the holder of record and pursuant to the undersigned's instructions.

        This letter will instruct you as to the action to be taken by you relating to the exchange offer with respect to the Existing Notes held by you for the account of the undersigned.

        The aggregate face amount of the Existing Notes held by you for the account of the undersigned is (fill in amount):

        $                                      of the 9.00% Convertible Senior Secured Notes due 2012.

        With respect to the exchange offer, the undersigned hereby instructs you to tender the following Existing Notes, subject to the terms and conditions set forth in the Offering Memorandum and the Letter of Transmittal, held by you for the account of the undersigned (insert principal amount of Existing Notes to be tendered):

        $                                     .

Dated:	, 2009

Signature(s):

Print Name(s) here:

(Print Address(es)):

(Area Code and Telephone Number(s)):

(Tax Identification or Social Security Number(s)):

C-1

QuickLinks

Exhibit (a)(2) - Form of Letter of Transmittal and Consent
ANNEX A - GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9
ANNEX B - THE PROPOSED AMENDMENTS
ANNEX C - BENEFICIAL OWNER INSTRUCTION LETTER